Exhibit 99.2

Contacts
Media
Ted Lowen, Engelhard Corp.
732-205-6360

Investor Relations
Gavin A. Bell, Engelhard
Corp.
732-205-6313
or
Dan Katcher / Eden
Abrahams
Joele Frank, Wilkinson
Brimmer
Katcher
212-355-4449

Engelhard Corporation
101 Wood Avenue, P.O. Box
770
For immediate release	Iselin, NJ 08830-0770

ENGELHARD BOARD ANNOUNCES RECAPITALIZATION PLAN INCLUDING $45
PER SHARE SELF-TENDER OFFER FOR 20% OF COMPANY’S SHARES

     ISELIN, NJ, April 26, 2006 – Engelhard Corporation (NYSE:EC), one of the largest surface and materials science companies in the world, today announced that its Board of Directors has unanimously approved a recapitalization plan consisting of a self-tender offer for 26 million shares for $45 per share in cash, continued execution of the company’s business strategy and incremental cost savings the company expects will deliver $15 million annually beginning in 2007. The 26 million shares represent approximately 20% of the company’s outstanding shares including exercisable options.

     Engelhard also announced that its board has unanimously rejected a BASF proposal of $38 per share made in response to the company’s request for BASF to increase its offer following BASF’s access to non-public information.

     Approval of the recapitalization plan completes a value-maximization process Engelhard’s board authorized in January after determining BASF’s unsolicited offer of $37 per share was inadequate and not in the best interests of Engelhard shareholders because it does not adequately recognize the company’s current performance or future prospects. The board made the same determination with respect to BASF’s $38 per share proposal.

     “After concluding our process, the board has determined that the recapitalization plan represents the best value-creation alternative and is in the best interests of Engelhard shareholders,” said Barry W. Perry, Engelhard’s chairman and chief executive officer. “Our business strategy is just beginning to pay off as evidenced by the earnings momentum inherent in our results for the fourth quarter of 2005 and the extremely strong first-quarter earnings we announced separately today. As we continue to execute that business strategy, this recapitalization plan gives shareholders partial liquidity at an attractive price of $45 per share while preserving their ability to participate in the company’s exciting future growth potential.”

     In reaching its decision, Engelhard’s board, with the assistance of its financial advisor, Merrill Lynch & Co., reviewed a broad range of strategic alternatives to seek to maximize shareholder value. The board’s adoption of the recapitalization plan was based on, among others, the following factors:

•	Superior Value Versus BASF’s $38 Per Share Proposal - Engelhard’s board believes that its $45 per share self-tender offer; the $15 million in incremental annual cost savings; and the company’s continued ability to capitalize on its attractive growth opportunities and business strategy will deliver greater value to its shareholders than BASF’s $38 per share proposal.

•	Accretion to Earnings and Earnings Growth - The purchase of shares pursuant to the recapitalization plan represents an attractive investment for the company, and the recapitalization plan is expected to be accretive to earnings per share (EPS) by approximately six cents in 2007 and accretive to EPS growth.

•	Expected Strong Price-to-Earnings Multiple - BASF launched its hostile offer when Engelhard’s stock was trading at a forward price-to-earnings (P/E) multiple that was meaningfully lower than the historical relationship that prevailed for several years to the forward P/E multiples of key industry peers (Johnson Matthey and Umicore). In addition, since the time of BASF’s hostile offer, forward P/E multiples for Engelhard’s industry peers overall have generally increased.
Engelhard believes that its forward P/E multiple should reflect a relationship to key industry peers more in line with historical levels, and should benefit from (a) the strength of Engelhard’s earnings performance in recent quarters, (b) the expected robust and sustained earnings growth for the years ahead, and (c) the general rise in industry multiples since BASF commenced its hostile offer.

•	Meaningful Liquidity at an Attractive Price of $45 Per Share - The recapitalization plan provides shareholders with a substantial liquidity opportunity for some of their shares at the attractive price of $45 per share, while preserving shareholders’ ability to realize the company’s outstanding future growth potential through appreciation of the market price of the stock or a future sale of the company.

•	Continuing Investment-Grade Credit Profile – The company’s financing of the $45 per share self- tender offer should not interfere with its ability to maintain the financial capability needed to execute its strategic business plan and realize its growth opportunities. Implementation of the recapitalization plan is expected to result in continuance of investment-grade credit ratings for the company.

     Engelhard has committed financing, subject to customary conditions, from Merrill Lynch and JPMorgan to initially fund the $45 per share self tender. Permanent financing is expected to comprise a mix of hybrid securities and floating- and fixed-rate debt.

     The self-tender offer is expected to commence during the week of May 1, 2006 and expire at a date following the Annual Meeting of Shareholders set for June 2, 2006. If, following the Annual Meeting, individuals nominated by BASF constitute a majority of the Engelhard board, the board will have the ability to withdraw the self-tender offer. Closing of the self-tender offer would also be subject to the Engelhard board not recommending acceptance of an amended offer that BASF may choose to make as well as to receipt of financing and other customary conditions. The company also said that it expects to incur a charge or charges over the second half of 2006 totaling $20 million related to the $15 million in annual incremental cost savings.

     As previously disclosed, as part of the company’s exploration of strategic alternatives, Engelhard entered into confidentiality agreements and held meetings with a number of potential bidders who were interested in all or parts of the company. As a result of this process, no competitive, third-party transaction materialized.

Expansion of Engelhard’s Board

     In connection with its recapitalization plan, Engelhard today also announced that, at the Annual Meeting of Shareholders on June 2, 2006, the board will increase its size from six to nine members.

     BASF has continued to threaten to commence a solicitation of written consents from shareholders to increase the size of Engelhard’s board and fill the newly created vacancies with hand-picked, BASF nominees. BASF has the ability to continue to threaten and make such a consent solicitation regardless of whether their director nominees lose at the Annual Meeting. Furthermore, BASF can continue its consent solicitation as long as it chooses – there is no date by which the solicitation must end.

     In order to be able to successfully execute its business plan, which is expected to deliver significant value to Engelhard’s shareholders, the company believes it cannot afford the distraction resulting from either a lengthy consent solicitation for a majority of the board or the threat that one could occur at any time.

     Accordingly, the board will nominate for election by the shareholders at the Annual Meeting five nominees – the two incumbent Class I directors whose terms expire at the Annual Meeting (Marion H. Antonini and Henry R. Slack) and three individuals nominated to fill the newly created vacancies (Alain Lebec, Howard L. Minigh and Michael A. Sperduto) who will be spread among the board’s three classes of directors.

     As a result, the board is giving Engelhard shareholders the ability to elect a majority of the newly enlarged board at the Annual Meeting without the need for, or distraction of, BASF’s threatened consent solicitation.

     Under the company’s by-laws, shareholders, including BASF, may nominate individuals for those newly created vacancies until the close of business on May 8, 2006. The company would consider a reasonable extension period if BASF determines it needs a longer period of time to nominate three individuals for those vacancies in addition to the two it already has nominated.

     If Engelhard’s five director nominees are elected, the effect will be, among other things, to enable the company to pursue its strategic business plan for two years without the distraction of having to defend against a consent solicitation by BASF that seeks or threatens to change a majority of the board to support its inadequate hostile tender offer. The company strongly believes this outcome is important for successful implementation of the recapitalization plan, including its strategic business plan, and, consequently, the company’s ability to create value for shareholders.

     The company believes the board’s decision to increase its size provides both Engelhard and BASF with a fair opportunity to present their cases to Engelhard shareholders and for Engelhard shareholders to ultimately decide whether the recapitalization plan or BASF’s offer serves their best interests.

     Engelhard believes the recapitalization plan will provide a greater value-creation opportunity than BASF’s $38 per share proposal and urges shareholders to support all five of Engelhard’s nominees. The company’s preliminary proxy materials to be filed today with the Securities and Exchange Commission (SEC) – and the self-tender offer materials to be filed with the SEC and distributed to shareholders -- set out in greater detail the reasons for the belief that the recapitalization plan represents the best value-creation alternative for Engelhard shareholders and provide information on Messrs. Lebec, Minigh and Sperduto. Additional material on the plan is also available on www.engelhard.com.

     The Engelhard board is, and has been, committed to maximizing the value of the company for the benefit of its shareholders, the company said, adding that this is a fight for the shareholders to get fair value for their shares, not a fight for independence. Engelhard’s board urges its shareholders to vote for Engelhard’s board nominees, thereby sending BASF the message that they will not sell the company at an inadequate price.

     Engelhard Corporation is a surface and materials science company that develops technologies to improve customers’ products and processes. A Fortune 500 company, Engelhard is a world-leading provider of technologies for environmental, process, appearance and performance applications. For more information, visit Engelhard on the Internet at www.engelhard.com.

     Forward-Looking Statements. This announcement contains forward-looking statements. These statements relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” and similar terms and phrases, including references to assumptions. These forward-looking statements involve risks and uncertainties, internal and external, that may cause Engelhard’s actual future activities and results of operations to be materially different from those suggested or described in this announcement. For a more thorough discussion of these factors, please refer to “Forward-Looking Statements” (excluding the first sentence thereof), “Risk Factors” and “Key Assumptions” on pages 34, 35 and 38, respectively, of Engelhard’s 2005 Annual Report on Form 10-K, dated March 3, 2006. Please also refer to “Forward-Looking Statements” and “Key Assumptions” contained in the investor presentation captioned “Recapitalization Plan” filed as an exhibit on Form 8-K, dated April 26, 2006, and “Forward-Looking Statements” in the Offer to Purchase to be filed by Engelhard in connection with its proposed self-tender offer for additional information regarding such risks, uncertainties and contingencies.

     Investors are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date made, and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results due to the risks and uncertainties described above, as well as others that Engelhard may consider immaterial or do not anticipate at this time. The foregoing risks and uncertainties are not exclusive and further information concerning Engelhard and its businesses, including factors that potentially could materially affect its financial results or condition, may emerge from time to time. Investors are advised to consult any further disclosures Engelhard makes on related subjects in Engelhard’s future periodic and current reports and other documents that Engelhard files with or furnishes to the Securities and Exchange Commission (“SEC”).

     No Offer or Solicitation. This announcement does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of Engelhard. The proposed self-tender offer by Engelhard described in this announcement has not commenced. Any offers to purchase or solicitation of offers to sell will be made only pursuant to a tender offer statement (including an offer to purchase, a letter of transmittal and other offer documents) filed by Engelhard (“Engelhard’s Tender Offer Statement”) with the SEC. ENGELHARD’S SHAREHOLDERS ARE ADVISED TO READ ENGELHARD’S TENDER OFFER STATEMENT AND ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

     Additional Information and Where to Find It. Engelhard also plans to file with the SEC and mail to its shareholders a definitive Proxy Statement on Form 14A relating to the 2006 annual meeting of shareholders and the election of directors (the “2006 Proxy Statement”) and other important information. Engelhard and its directors and certain of its officers may be deemed, under SEC rules, to be participants in soliciting proxies from Engelhard’s shareholders. Information regarding the names of Engelhard’s directors and executive officers and their respective interests in Engelhard by security holdings or otherwise is set forth in Engelhard’s Proxy Statement relating to the 2005 annual meeting of shareholders (the “2005 Proxy Statement”). Additional information regarding the interests of such and other potential participants will be included in the 2006 Proxy Statement and other relevant documents to be filed with the SEC in connection with Engelhard’s 2006 annual meeting of shareholders that will be filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE 2006 PROXY STATEMENT AND OTHER MATERIALS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. On January 9, 2006, BASF filed a Tender Offer Statement on Schedule TO, which has been amended (the “BASF Tender Offer Statement”). In response to the BASF Tender Offer Statement, Engelhard has filed certain materials with the SEC, including the Schedule 14D-9 filed on February 2, 2006, and which has been amended, (the “Schedule 14D-9”).

     Investors and security holders may obtain a free copy of Engelhard’s Tender Offer Statement (when it is filed and becomes available), Schedule 14D-9, 2005 Proxy Statement, 2006 Proxy Statement (when it is filed and becomes available), BASF’s Tender Offer Statement and other documents filed by Engelhard or BASF with the SEC at the SEC's website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of each of the Schedule 14D-9, 2005 Proxy Statement, 2006 Proxy Statement (when it is filed and becomes available), Engelhard’s Tender Offer Statement (when it is filed and becomes available), as well as Engelhard’s related filings with the SEC, from Engelhard by directing a request to Engelhard Corporation, 101 Wood Avenue, Iselin, New Jersey 08830, Attention: Investor Relations or at 732-205-5000, or from MacKenzie Partners, Inc. by calling 1-800-322-2885 toll free or at 1-212-929-5500 collect or by e-mail at Engelhard@mackenziepartners.com.

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